                                                                      Exhibit 21


SUBSIDIARIES OF THE COMPANY


A.D. Craig Company, a California corporation
Advance Orthotics, Inc., a Texas corporation
Advanced Orthopedic Systems, Inc., a California corporation
Advanced Orthopedic Technologies (Clayton), Inc., a New Jersey corporation Advanced Orthopedic Technologies (Lett), Inc., a West Virginia corporation Advanced Orthopedic Technologies (New Jersey), Inc., a New Jersey corporation Advanced Orthopedic Technologies (New Mexico), Inc., a New Mexico corporation Advanced Orthopedic Technologies (New York), Inc., a New York corporation Advanced Orthopedic Technologies (OTI), Inc., a New York corporation
Advanced Orthopedic Technologies (Parmeco), Inc., a West Virginia corporation Advanced Orthopedic Technologies (SFV), Inc., a California corporation
Advanced Orthopedic Technologies (Virginia), Inc., a Virginia corporation Advanced Orthopedic Technologies (West Virginia), Inc., a West Virginia
  corporation
Advanced Orthopedic Technologies Management Corp., a New York corporation Advanced Orthopedic Technologies, Inc., a Nevada corporation
Advanced Orthopedic Technologies, Inc., a New York corporation
Advanced Orthotics and Prosthetics, Inc., a Washington corporation
Affiliated Physical Therapists, Ltd., an Arizona corporation
American Rehabilitation Center, Inc., a Missouri corporation
American Rehabilitation Clinic, Inc., a Missouri corporation
American Rehabilitation Systems, Inc., a Georgia corporation
Artificial Limb and Brace Center, an Arizona corporation
Athens Sports Medicine Clinic, Inc., a Georgia corporation
Ather Sports Injury Clinic, Inc., a California corporation
Atlanta Prosthetics, Inc., a Georgia corporation
Atlantic Health Group, Inc., a Delaware corporation
Atlantic Rehabilitation Services, Inc., a New Jersey corporation
Boca Rehab Agency, Inc., a Delaware corporation
Bowman-Shelton Orthopedic Service, Incorporated, an Oklahoma corporation Buendel Physical Therapy, Inc., a Florida corporation
C.E.R. - West, Inc., a Michigan corporation
CCISUB, Inc., a North Carolina corporation
CMC Center Corporation, a California corporation
Cahill Orthopedic Laboratory, Inc., a New York corporation
Cenla Physical Therapy & Rehabilitation Agency, Inc., a Louisiana corporation Center for Evaluation & Rehabilitation, Inc., a Michigan corporation
Center for Physical Therapy & Sports Rehabilitation, Inc., a New Mexico
  corporation
CenterTherapy, Inc., a Minnesota corporation
Central Missouri Rehabilitation Services, Inc., a Missouri corporation
Central Missouri Therapy, Inc., a Missouri corporation
Central Valley Prosthetics & Orthotics, Inc., a California corporation Certified Orthopedic Appliance Co., Inc., an Arizona corporation
Champion Physical Therapy, Inc., a Pennsylvania corporation
Coplin Physical Therapy Associates, Inc., a Minnesota corporation
Crowley Physical Therapy Clinic, Inc., a Louisiana corporation
Dale Clark Prosthetics, Inc., an Iowa corporation
Douglas Avery & Associates, Ltd., a Virginia corporation
Douglas C. Claussen, R.P.T., Physical Therapy, Inc., a California corporation E.A. Warnick-Pomeroy Co., Inc., a Pennsylvania corporation
Elk County Physical Therapy, Inc., a Pennsylvania corporation
Employee Benefits Management, Inc., a Florida corporation
Employers' Risk Management, Inc., a Florida corporation
Fine, Bryant & Wah, Inc., a Maryland corporation
Francis Naselli, Jr. & Stewart Rich Physical Therapists, Inc., a Pennsylvania
  corporation
Frank J. Malone & Son, Inc., a Pennsylvania corporation
Fresno Orthopedic Company, a California corporation
G.P. Therapy, L.L.C., a Georgia limited liability company
Gallery Physical Therapy Center, Inc., a Minnesota corporation
Georgia Health Group, Inc., a Georgia corporation
Georgia Physical Therapy of West Georgia, Inc., a Georgia corporation
Georgia Physical Therapy, Inc., a Georgia corporation
Gill/Balsano Consulting, L.L.C., a Delaware limited liability corporation Greater Sacramento Physical Therapy Associates, Inc., a California corporation Grove City Physical Therapy and Sports Medicine, Inc., a Pennsylvania
  corporation
Gulf Breeze Physical Therapy, Inc., a Florida corporation
Gulf Coast Hand Specialists, Inc., a Florida corporation
Hand Therapy and Rehabilitation Associates, Inc., a California corporation
Hand Therapy Associates, Inc., an Arizona corporation
Hangtown Physical Therapy, Inc., a California corporation
Hawley Physical Therapy, Inc., a California corporation
High Desert Institute of Prosthetics and Orthotics, a California corporation Human Performance and Fitness, Inc., a California corporation
Indianapolis Physical Therapy and Sports Medicine, Inc., an Indiana corporation Industrial Health Care Company, Inc., a Connecticut corporation
J.E. Hanger, Incorporated, a Missouri corporation
JOYNER SPORTS SCIENCE INSTITUTE, Inc., a Pennsylvania corporation
JOYNER SPORTSMEDICINE INSTITUTE, INC., a Pennsylvania corporation Joyner/Wendt-Bristol, L.L.C.
Kentucky Rehabilitation Services, Inc., a Kentucky corporation
Kesinger Physical Therapy, Inc., a California corporation
Kroll's, Inc., a Minnesota corporation
Lynn M. Carlson, Inc., an Arizona corporation
Marilyn Hawker, Inc., an Arizona corporation
Mark Butler Physical Therapy Center, Inc., a New Jersey corporation
McKinney Prosthetics/Orthotics, Inc., an Illinois corporation
Meadowbrook Orthopedics, Inc., a Michigan corporation
Medical Arts O&P Services, Inc., a Wisconsin corporation
Medical Plaza Physical Therapy, Inc., a Missouri corporation
Metro Rehabilitation Services, Inc., a Michigan corporation
Michigan Therapy Centre, Inc., a Michigan corporation
MidAtlantic Health Group, Inc., a Delaware corporation
Mitchell Tannenbaum I, Inc., an Illinois corporation
Mitchell Tannenbaum II, Inc., an Illinois corporation
Mitchell Tannenbaum III, Inc., an Illinois corporation
Monmouth Rehabilitation, Inc., a New Jersey corporation
NC Cash Management, Inc., a Delaware corporation
NC Resources, Inc., a Delaware corporation
NCES Finance, Inc., a Delaware corporation
NCES Holdings, Inc., a Delaware corporation
NCES Licensing , Inc., a Delaware corporation
New England Health Group, Inc., a Massachusetts corporation
New Mexico Physical Therapists, Inc., a New Mexico corporation
Northland Regional Orthotic and Prosthetic Center, Inc., a Minnesota
  corporation
Northside Physical Therapy, Inc., an Ohio corporation
NovaCare (Arizona), Inc., an Arizona corporation
NovaCare (Colorado), Inc., a Delaware corporation
NovaCare (Texas), Inc., a Texas corporation
NovaCare Administrative Employee Services of New York, Inc., a New York
  corporation
NovaCare Administrative Employee Services, Inc., a Florida corporation
NovaCare Easton & Moran Physical Therapy, Inc., a California corporation NovaCare Employee Services Club Staff, Inc., a Florida corporation
NovaCare Employee Services Easy Staff, Inc., a Florida corporation
NovaCare Employee Services Northeast, Inc., a New York corporation
NovaCare Employee Services Resource One, Inc., a Florida corporation
NovaCare Employee Services TPI, Inc., a  New York corporation
NovaCare Employee Services West, Inc., an Arizona corporation
NovaCare Employee Services of America, Inc., a Florida corporation
NovaCare Employee Services of Boston, Inc., a Delaware corporation
NovaCare Employee Services of Florida, Inc., a Florida corporation
NovaCare Employee Services of New York, Inc., a New York corporation
NovaCare Employee Services of Orlando, Inc., a Florida corporation
NovaCare Employee Services, Inc., a Delaware corporation
NovaCare Management Company, Inc., a Delaware corporation
NovaCare Management Services, Inc., a Delaware corporation
NovaCare Occupational Health Services, Inc., a Delaware corporation
NovaCare Orthotics & Prosthetics, Inc., a Delaware corporation
NovaCare Orthotics & Prosthetics East, Inc., a Delaware corporation
NovaCare Orthotics & Prosthetics Holdings, Inc., a Delaware corporation NovaCare Orthotics & Prosthetics West, Inc., a California corporation
NovaCare Outpatient Rehabilitation East, Inc., a Delaware corporation
NovaCare Outpatient Rehabilitation I, Inc., a Kansas corporation
NovaCare Outpatient Rehabilitation, Inc., a Kansas corporation
NovaCare Outpatient Rehabilitation West, Inc., a Delaware corporation
NovaCare Rehab Agency of Amarillo, Inc., a Texas corporation
NovaCare Rehab Agency of Beaumont, Inc., a Texas corporation
NovaCare Rehab Agency of El Paso, Inc., a Texas corporation
NovaCare Rehab Agency of Las Vegas, Inc., a Nevada corporation
NovaCare Rehab Agency of Lubbock, Inc., a Texas corporation
NovaCare Rehab Agency of Northern California, Inc., a California corporation NovaCare Rehab Agency of Oklahoma, Inc., an Oklahoma corporation
NovaCare Rehab Agency of Oregon, Inc., an  Oregon corporation
NovaCare Rehab Agency of Reno, Inc., a Nevada corporation
NovaCare Rehab Agency of San Antonio, Inc., a Texas corporation
NovaCare Rehab Agency of San Diego, Inc., a California corporation
NovaCare Rehab Agency of Southern California, Inc., a California corporation NovaCare Rehab Agency of Washington, Inc., a Washington corporation
NovaCare Rehab Agency of Wyoming, Inc., a Wyoming corporation
NovaCare Rehabilitation, Inc., a Minnesota corporation
NovaCare Service Corp., a Delaware corporation
NovaCare, Inc., a Delaware corporation
NovaFunds, Inc., a Delaware corporation
NovaMark, Inc., a Delaware corporation
NovaStock, Inc., a Delaware corporation
Opus Care, Inc., an Illinois corporation
Ortho East, Inc., a Massachusetts corporation
Ortho-Fab Laboratories, Inc., an Illinois corporation
Ortho Rehab Associates, Inc., a Florida corporation
Orthopedic and Sports Physical Therapy of Cupertino, Inc., a California
  corporation
Orthopedic Appliances, Inc., an Iowa corporation
Orthopedic Rehabilitative Services, Ltd., an Illinois corporation
Orthotic & Prosthetic Rehabilitation Technologies, Inc., a Florida corporation Orthotic and Prosthetic Associates, Inc., a Massachusetts corporation
Orthotic Specialists, Inc., a Michigan corporation
Paralign Staffing Technologies, Inc., an Arizona corporation
Peter Trailov R.P.T. Physical Therapy Clinic, Orthopaedic Rehabilitation &
  Sports Medicine, Ltd., an Illinois corporation
Peters, Starkey & Todrank Physical Therapy Corporation, a California
  corporation
Physical Focus, Inc., a Delaware corporation
Physical Rehabilitation Partners, Inc., a Louisiana corporation
Physical Restoration Laboratories, Inc. an Illinois corporation
Physical Therapy Clinic of Lee's Summit, Inc., a Missouri corporation
Physical Therapy Enterprises, Inc., an Arizona corporation
Physical Therapy Institute, Inc., a Louisiana corporation
Physical Therapy Services of the Jersey Cape, Inc., a New Jersey corporation Pro Active Therapy of Ahoskie, Inc., a North Carolina corporation
Pro Active Therapy of Gaffney, Inc., a South Carolina corporation
Pro Active Therapy of Greenville, Inc., a North Carolina corporation
Pro Active Therapy of North Carolina, Inc., a North Carolina corporation
Pro Active Therapy of Rocky Mount, Inc., a North Carolina corporation
Pro Active Therapy of South Carolina, Inc., a South Carolina corporation
Pro Active Therapy of Virginia, Inc., a Virginia corporation
Pro Active Therapy, Inc., a North Carolina corporation
Professional Insurance Planners of Florida, Inc., a Florida corporation Professional Orthotics and Prosthetics, Inc., a New Mexico corporation Professional Orthotics and Prosthetics, Inc. of Santa Fe, a New Mexico
  corporation
Professional Therapeutic Services, Inc., an Ohio corporation
Progressive Orthopedic , a California corporation
Prosthetics-Orthotics Associates, Inc. an Illinois corporation
Protech Orthotic and Prosthetic Center, Inc., an Illinois corporation
Quad City Management, Inc., an Iowa corporation
RCI (Colorado), Inc., a Delaware corporation
RCI (Exertec), Inc., a Delaware corporation
RCI (Illinois), Inc., an Illinois corporation
RCI (Michigan), Inc., a Delaware corporation
RCI (S.P.O.R.T.), Inc., a Delaware corporation
RCI (WRS), Inc., an Illinois corporation
RCI Nevada, Inc., a Delaware corporation
Rebound Oklahoma, Inc., an Oklahoma corporation
Redwood Pacific Therapies, Inc., a California corporation
Rehab Managed Care of Arizona, Inc., a Delaware corporation
Rehab Provider Network - California, Inc., a California corporation
Rehab Provider Network - Delaware, Inc., a Delaware corporation
Rehab Provider Network - Georgia, Inc., a Georgia corporation
Rehab Provider Network - Illinois, Inc., an Illinois corporation
Rehab Provider Network - Indiana, Inc., an Indiana corporation
Rehab Provider Network - Maryland, Inc., a Maryland corporation
Rehab Provider Network - Michigan, Inc., a Michigan corporation
Rehab Provider Network - New Jersey, Inc., a New Jersey corporation
Rehab Provider Network - Ohio, Inc., an Ohio corporation
Rehab Provider Network - Oklahoma, Inc., an Oklahoma corporation
Rehab Provider Network - Pennsylvania, Inc., a Pennsylvania corporation
Rehab Provider Network - Virginia, Inc., a Virginia corporation
Rehab Provider Network - Washington, D.C., Inc., a District of Columbia
  corporation
Rehab Provider Network of Colorado, Inc., a Colorado corporation
Rehab Provider Network of Florida, Inc., a Florida corporation
Rehab Provider Network of Nevada, Inc., a Nevada corporation
Rehab Provider Network of New Mexico, Inc., a New Mexico corporation
Rehab Provider Network of North Carolina, Inc., a North Carolina corporation Rehab Provider Network of Texas, Inc., a Texas corporation
Rehab Provider Network of Wisconsin, Inc., a Wisconsin corporation
Rehab World, Inc., a Delaware corporation
Rehab/Work Hardening Management Associates, Ltd., a Pennsylvania corporation RehabClinics (COAST), Inc., a Delaware corporation
RehabClinics (GALAXY), Inc., an Illinois corporation
RehabClinics (New Jersey), Inc., a Delaware corporation
RehabClinics (PTA), Inc., a Delaware corporation
RehabClinics (SPT), Inc., a Delaware corporation
RehabClinics Abilene, Inc., a Delaware corporation
RehabClinics Dallas, Inc., a Delaware corporation
RehabClinics Pennsylvania, Inc., a Pennsylvania corporation
RehabClinics, Inc., a Delaware corporation
Rehabilitation Fabrication, Inc., a Massachusetts corporation
Rehabilitation Management, Inc., a Delaware corporation
Reid Medical System, Inc., a Florida corporation
Robert M. Bacci, R.P.T. Physical Therapy, Inc., a California corporation Robin-Aids Prosthetics, Inc., a California corporation
S.T.A.R.T., Inc., a Massachusetts corporation
SG Rehabilitation Agency, Inc, a Pennsylvania corporation
SG Speech Associates, Inc., a Pennsylvania corporation
Salem Orthopedic & Prosthetic, Inc., an Oregon corporation
San Joaquin Orthopedic, Inc., a California corporation
Scott G. Knoche, Inc., a Missouri corporation
Sierra Nevada Physical Therapy Corporation, a California corporation
South Jersey Physical Therapy Associates, Inc., a New Jersey corporation
South Jersey Rehabilitation and Sports Medicine Center, Inc., a New Jersey
  corporation
Southern Illinois Prosthetic & Orthotic, Ltd., an Illinois corporation
Southern Illinois Prosthetic & Orthotic of Missouri, Ltd., a Missouri
  corporation
Southpointe Fitness Center, Inc., a Pennsylvania corporation
Southwest Emergency Associates, Inc., an Arizona corporation
Southwest Medical Supply Company, a New Mexico corporation
Southwest Physical Therapy, Inc., a New Mexico corporation
Southwest Therapists, Inc., a New Mexico corporation
Sporthopedics Sports and Physical Therapy Centers, Inc., a California
  corporation
Sports Therapy and Arthritis Rehabilitation, Inc., a Delaware corporation
Star Physical Therapy, Inc., a Florida corporation
Stephenson-Holtz, Inc., a California corporation
T.D. Rehab Systems, Inc., a New Jersey corporation
T.J. Corporation I, L.L.C., a Delaware limited liability corporation
T.J. Partnership I, a Delaware general partnership
Texoma Health Care Center, Inc., a Texas corporation
The Center for Physical Therapy and Rehabilitation, Inc., a New Mexico
  corporation
The Orthopedic Sports and Industrial Rehabilitation Network, Inc., a
  Pennsylvania corporation
Theodore Dashnaw Physical Therapy, Inc., a California corporation
Treister, Inc., an Ohio corporation
Tucson Limb & Brace, Inc., an Arizona corporation
Union Square Center for Rehabilitation & Sports Medicine, Inc., a California
  corporation
University Orthotic & Prosthetic Consultants, Ltd., a Pennsylvania corporation Valley Group Physical Therapists, Inc., a Pennsylvania corporation
Vanguard Rehabilitation, Inc., an Arizona corporation
Wayzata Physical Therapy Center, Inc., a Minnesota corporation
West Side Physical Therapy, Inc., an Ohio corporation
West Suburban Health Partners, Inc., a Minnesota corporation
Western Missouri Rehabilitation Services, Inc., a Missouri corporation
Worker Rehabilitation Services, Inc., an Illinois corporation
Yuma Rehabilitation Center, Inc., an Arizona corporation